                        SUPPLEMENT DATED MARCH 22, 2004
                                    TO THE
                             SALOMON SHARE CLASSES
                                 OF THE FUNDS
                                INDICATED BELOW

                SB Adjustable Rate Income Fund

                Smith Barney Investment Series
                    SB Growth and Income Fund

                Smith Barney Income Funds
                              SB Convertible Fund
                    SB Capital and Income Fund

   Effective March 22, 2004, the following text supplements the section entitled "CHOOSING A CLASS OF SHARES TO BUY--Distribution Plan" for each of the funds listed above:

   In addition, the distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

   The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the funds' distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

SAM0572